UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2008 ev3 Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51348 (Commission File Number)	32-0138874 (IRS Employer Identification No.)

9600 54th Avenue North, Suite 100 Plymouth, Minnesota (Address of principal executive offices)	55442 (Zip Code)

Registrant’s telephone number, including area code: (763) 398-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	John B. Simpson, Ph.D., M.D., Chief Scientist and a member of the Board of Directors of ev3 Inc. (the “Company”) since October 2007, resigned from the Company as Chief Scientist and member of the Board of Directors effective February 7, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ev3 Inc.

By:	/s/ Kevin M. Klemz

Name:	Kevin M. Klemz
Title:	Senior Vice President, Secretary and Chief Legal Officer
Date: February 8, 2008